U.S. SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549

                                         FORM 8-K/A


                                       CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported): January 3, 2003


                              Traffic Technology, Inc.
                 (Exact name of registrant as specified in its charter)


                                       Arizona
                (State or jurisdiction of incorporation or organization)


                                        000-33039
                                (Commission File Number)


                                       86-093211
                     (I.R.S. Employer Identification Number)


              18300 Von Karman, Suite 710, Irvine CA            92612
              (Address of principal executive offices)        (Zip Code)


                    Registrant's telephone number:  (949) 809-2126


                8350 East Evans Road, Suite B-4, Scottsdale, AZ 85260 (Former name or former address, if changed since last report)

EXPLANATORY NOTE:  This Current Report on Form 8K/A amends Item
7(b) of the Registrant's Current Report on Form 8-K, filed on
January 17, 2003, to provide the Registrant's Unaudited Pro Forma
Financial Statements.  The remaining items have not been amended herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       FINANCIAL STATEMENTS AND SCHEDULES

                                DECEMBER 31, 2002

                         FORMING A PART OF FORM 8-K/A
               PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

                             CALBATECH, INC.
                      (a development stage company)

Index to Financial Statements                                     Page

Report of Independent Certified Public Accountants                F-1

Balance Sheet at December 31, 2002                                F-2

Statements of Losses for the period April
29, 2002 (date of inception) to December 31, 2002                 F-3

Statement of Deficiency in Stockholders'
Equity for the period April 29, 2002
(date of inception) to December 31, 2002                          F-4

Statements of Cash Flows for the period
April 29, 2002 (date of inception) to
December 31, 2002                                                 F-5

Notes to Financial Statements                                F-6 F-13


                  RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                        CERTIFIED PUBLIC ACCOUNTANTS

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
CalbaTech, Inc.
Irvine, CA

We have audited the accompanying balance sheet of CalbaTech, Inc. (the "Company"), a development stage company, as of December 31, 2002 and the related statements of losses, deficiency in stockholders' equity, and cash flows for the period April 29, 2002 (date of inception) to December 31, 2002. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based upon our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2002, and the results of its operations and its cash flows for the period April 29, 2002 (date of inception) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note M, the Company is experiencing difficulty in generating sufficient cash flow to meet it obligations and sustain its operations, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are described in Note M. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
Russell Bedford Stefanou Mirchandani LLP
Certified Public Accountants

McLean, Virginia
March 14, 2003

                                          F-1


                                   CALBATECH, INC.
                            (DEVELOPMENT STAGE COMPANY)
                                   BALANCE SHEET
                                 DECEMBER 31, 2002

ASSETS

Current Assets:
 Cash                                                            $    26,228
 Deposit (Note B)                                                    200,000
  Total current assets                                               226,228

LIABILITIES

Current Liabilities:
 Accounts Payable and Accrued Expenses (Note H)                       64,031
 Note Payable (Note C)                                               100,000
 Shareholder Loan (Note C and G)                                      30,000
  Total current liabilities                                          194,031

Convertible Notes Payable (Note D)                                   115,000
Commitments and Contingencies (Note K)                                     -

DEFICIENCY IN  STOCKHOLDERS' EQUITY: (Note E)
Common Stock, par value, $ .001 per
share; authorized 25,000,000 shares;
9,999,999 shares issued and outstanding
at December 31, 2002                                                  10,000
Accumulated deficit                                                  (92,803)
Deficiency in stockholders' equity                                   (82,803)
                                                                     226,228

                   See accompanying notes to financial statements

                                         F-2

                                   CALBATECH, INC.
                             (DEVELOPMENT STAGE COMPANY)
                                STATEMENTS OF LOSSES

                                                        For the period from
                                                      April 29, 2002 (date of
                                                        inception) through
                                                         December 31, 2002

Revenue:
 Sales                                                      $         -

Costs and Expenses:
 General and administrative                                      92,125
  Total Operating Expenses                                       92,125
Loss from Operations                                            (92,125)

Other Expenses:
 Interest (expense) income, net                                    (678)

Loss before Taxes                                               (92,803)
Income (taxes) benefit                                                -

Net Loss                                                        (92,803)

Loss per common share (basic and assuming dilution)               (0.01)
Weighted average common shares outstanding                    9,919,027

                  See accompanying notes to financial statements

                                     F-3

                                 CALBATECH, INC.
                            (DEVELOPMENT STAGE COMPANY)
                 STATEMENT OF DEFICIENCY IN STOCKHOLDERS' EQUITY
  FOR THE PERIOD APRIL 29, 2002 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2002


                                                                    Additional
                                         Common       Stock          Paid-In       Accumulated
                                         Shares       Amount         Capital         Deficit       Total
Common shares issued on May 1,
2002 to founders in exchange of
services rendered valued at $.001
per share                                8,599,999    $   8,600     $         -    $       -    $    8,600
Common shares issued on May 1,
2002 to founders for cash at $.001
per share                                1,400,000        1,400               -            -         1,400
Net loss                                         -            -               -      (92,803)      (92,803)
Balance at December 31, 2002             9,999,999       10,000               -      (92,803)      (82,803)




                      See accompanying notes to financial statements

                                           F-4

                                     CALBATECH, INC.
                                (DEVELOPMENT STAGE COMPANY)
                                  STATEMENTS OF CASH FLOWS


                                                        For the period from
                                                      April 29, 2002 (date of
                                                        inception) through
                                                         December 31, 2002

Cash Flows from operating activities:
 Net loss                                                  $    (92,803)
 Common stock issued to founders in exchange for
services rendered                                                 8,600
Change in assets and liabilities:
 Deposit                                                       (200,000)
 Accounts payable and accrued expenses                           64,031
 Net cash used by operating activities                         (220,172)

Cash Flows from investing activities:                                 -

Cash Flows from financing activities:
 Issuance of common stock for cash                                1,400
 Proceeds for notes payable                                     215,000
 Advances from shareholder                                       30,000
 Net cash provided by financing activities                      246,400

Net increase (decrease) in cash                                  26,228

Cash- beginning of period                                             -
Cash -end of period                                              26,228

Supplemental Disclosures:
 Interest paid for the period                                         -
 Income taxes paid for the period                                     -
 Common stock issued in exchange of services                      8,600

                  See accompanying notes to financial statements

                                        F-5

                                   CALBATECH, INC.
                              (DEVELOPMENT STAGE COMPANY)
                              NOTES TO FINANCIAL STATEMENTS
                                    DECEMBER 31, 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

Business and Basis of Presentation

CalbaTech, Inc. (the "Company") was organized on April 29, 2002, under the laws of the State of Nevada. The Company is focused on incubating life science based companies that are developing next generation products and technologies. The Company is in the development stage, as defined by Statement of Financial Accounting Standards No. 7 ("SFAS 7"). To date, the Company has incurred expenses and has sustained losses. Consequently, its operations are subject to all the risks inherent in the establishment of a new business enterprise. For the period from inception through December 31, 2002, the Company has accumulated losses of $92,803.

Revenue Recognition

The Company will follow a policy of recognizing income as revenue in the period the services are provided.

Use of Estimates

The preparation of the financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Foreign Currency Translation

The Company translates the foreign currency financial statements in accordance with the requirements of Statement of Financial Accounting Standards No. 52, "Foreign Currency Translation."
Assets and liabilities are translated at current exchange rates, and related revenue and expenses are translated at average exchange rates in effect during the period. Resulting translation adjustments are recorded as a separate component in stockholders' equity. Foreign currency translation gains and losses are included in the statement of operations.

Cash Equivalents

For the purpose of the accompanying financial statements, all highly liquid investments with a maturity of three months or less are considered to be cash equivalents.

                                       F-6

NOTE A - SUMMARY OF ACCOUNTING POLICIES (Continued)

Impairment of Long-Lived Assets

The Company has adopted Statement of Financial Accounting Standards No. 144 (SFAS 144). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets based upon forecasted undercounted cash flows. Should an impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset. SFAS No. 144 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

Income Taxes

The Company has adopted Financial Accounting Standards No. 109
("SFAS 109") which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and the tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

Research and Development

Company sponsored research and development costs related to both present and future products will be expended in the period incurred.

Advertising

The Company will follow a policy of charging the costs of advertising to expenses incurred. The Company did not incur any advertising costs during the period from April 29, 2002 (date of inception) to December 31, 2002.

Comprehensive Income

Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income," establishes standards for reporting and displaying of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company does not have any items of comprehensive income in any of the periods presented.

                                      F-7

Segment Information

The Company has adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131") in the year ended December 31, 2001.
SFAS 131 establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decisions on how to allocate resources and assess performance.

Stock Based Compensation

The Company accounts for stock transactions in accordance with APB Opinion 25, "Accounting for Stock Issued to Employees". In
accordance with Statement of Financial Accounting Standards No.
123, "Accounting for Stock Based Compensation".   The Company has
adopted the proforma disclosure requirements.

Net Loss Per Share

The Company has adopted Statement of Financial Accounting Standard
No. 128, "Earnings Per Share" ("SFAS 128"), specifying the computation, presentation and disclosure requirements of earnings per share information. Basic earnings per share have been calculated based upon the weighted average number of common shares outstanding. Stock options and warrant's have been excluded as common stock equivalents in the diluted earnings per share because they are either antidilutive, or their effect is not material.
There is no effect on earnings per share information for the period April 29, 2002 to December 31, 2002 relating to the adoption of this standard.

Liquidity

As shown in the accompanying financial statements, the Company incurred a net loss of $92,803 during the period from its inception through December 31, 2002. The Company's total liabilities exceeded its total assets by $82,803 as of December 31, 2002.

Concentration of Credit Risk

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and trade receivables. The Company places its cash and temporary cash investments with high credit quality institutions. As times, such investments may be in excess of the FDIC insurance limit.

                                     F-8

New Accounting Pronouncements

In July 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 141, "Business Combinations" (SFAS No. 141), and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS No. 142). The FASB also issued Statement of Financial Accounting Standards No. 143, "Accounting for Obligations Associated with the Retirement of Long-Lived Assets" (SFAS No.
143), and Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS No. 144) in August and October 2001, respectively.

SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interest method. The adoption of SFAS No. 141 had no material impact on the Company's financial statements.

Effective January 1, 2002, the Company adopted SFAS No. 142. Under the new rules, the Company will no longer amortize goodwill and other intangible assets with indefinite lives, but such assets will be subject to periodic testing for impairment. On an annual basis, and when there is reason to suspect that their values have been diminished or impaired, these assets must be tested for impairment, and write-downs to be included in results from operations may be necessary. SFAS No. 142 also requires the Company to complete a transitional goodwill impairment test six months from the date of adoption.

Any goodwill impairment loss recognized as a result of the transitional goodwill impairment test will be recorded as a cumulative effect of a change in accounting principle no later than the end of fiscal year 2002. The adoption of SFAS No. 142 had no material impact on the Company's financial statements.

SFAS No. 143 establishes accounting standards for the recognition and measurement of an asset retirement obligation and its associated asset retirement cost. It also provides accounting guidance for legal obligations associated with the retirement of tangible long-lived assets. SFAS No. 143 is effective in fiscal years beginning after June 15, 2002, with early adoption permitted. The Company expects that the provisions of SFAS No. 143 will not have a material impact on its results of operations and financial position upon adoption. The Company plans to adopt SFAS No. 143 effective January 1, 2003.

SFAS No. 144 establishes a single accounting model for the impairment or disposal of long-lived assets, including discontinued operations. SFAS No. 144 superseded Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" (SFAS No. 121), and APB Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions". The Company adopted SFAS No. 144 effective January 1, 2002. The adoption of SFAS No. 144 had no material impact on Company's financial statements.

                                    F-9

NOTE B - DEPOSIT

On December 12, 2002, the Company entered into an Agreement and Plan of Exchange ("Agreement") whereby Traffic Technology, Inc. ("Traffic") would acquire the Company in exchange for $200,000. The Agreement was consummated on January 3, 2003 (see Note L). Concurrent with entering into the Agreement, the Company deposited with Traffic an aggregate amount of $200,000, comprised of $100,000 in cash and a promissory note payable to significant shareholders of Traffic in the amount of $100,000 (see Note C).

NOTE C - NOTES PAYABLE

Notes payable at December 31, 2002 consists of the following:

                                                                    2002
Note payable, $50,000 due on or before March
20, 2003 and $50,000 due on or before June
20, 2003, accrues interest at 18% per annum
on past due amounts only, issued in
connection with the Agreement (see Note B).                       $  100,000

Note payable to Company shareholder, accrued
interest at 0% per annum, unsecured (see Note G)                      30,000
                                                                     130,000
Less: current portion                                               (130,000)
                                                                  $        -

NOTE D - CONVERTIBLE NOTES PAYABLE

A summary of convertible promissory notes payable at December 31, 2002 is as follows:

                                                                       2002

Convertible notes payable:

Face amount                                                       $  115,000
Less: current portion                                                      -
                                                                  $  115,000

Convertible Debentures

In December 2002, the Company entered into convertible promissory notes ("Debentures) with the Company officers, shareholders, and sophisticated investors in the principal amount of $115,000. The Debentures accrue interest at 10% per annum and is payable and due two years from the date of the note with the latest maturity date of December 14, 2004. Note holders have the option to convert any unpaid note principal together with accrued and unpaid interest into shares of the Company's common stock within thirty days after the effective date a registration statement is filed with the Securities and Exchange Commission ("SEC") at a conversion price equal to fifty percent of the closing price of the Company's common stock on the date of the conversion.

                                       F-10

Because the conversion price is unknown and contingent upon a future event as of December 31, 2002, the Company did not record a beneficial conversion feature. Additionally, the Company did not incur any financing costs in connection with the issuance of the convertible debentures.

NOTE E - CAPITAL STOCK

The Company is authorized to issue 25,000,000 shares of common stock, with a par value of $ .001 per share. As of December 31, 2002, the Company has 9,999,999 shares of common stock issued and outstanding.

On May 1, 2002, the Company issued 8,599,999 shares of its common stock to its founders for services rendered. The Company valued the shares issued at $0.001 per share, which represents the fair value of the services received, which did not differ materially from the value of the stock issued.

On May 1, 2002, the Company issued 1,400,000 shares of its common stock to its founders in exchange for $1,400 in cash.

NOTE F - STOCK OPTIONS

Employee Stock Options

The following table summarizes the changes in options outstanding and the related prices for the shares of the Company's common stock issued to employees at December 31, 2002.






                              Options Outstanding                                       Options Exercisable
                                       Weighted Average           Weighted                     Weighted
                        Number       Remaining Contractual        Average        Number         Average
Exercise Prices       Outstanding       Life (Years)           Exercise Price  Exercisable   Exercise Price

$ .001                300,000              9.92                $    .001                -        $    .001




Transactions involving stock options issued to employees are summarized as follows:

                                       Number of Shares      Weighted Average
                                                              Price Per Share

Outstanding at December 31, 2001                    -                     -
 Granted                                      300,000                  .001
 Exercised                                          -                     -
 Canceled or expired                                -                     -
Outstanding at December 31, 2002              300,000                  .001

                                      F-11

Employee Stock Options (continued)

The weighted-average fair value of stock options granted to employees during the year ended December 31, 2002 and the weighted-average significant assumptions used to determine those fair values, using a Black-Scholes option pricing model are as follows:

                                                                    2002
Weighted average grant date fair
value per share:                                                $      -
Significant assumptions (weighted-
average):
 Risk-free interest rate at grant date                             1.64%
 Expected stock price volatility                                      0%
 Expected dividend payout                                             -
 Expected option life-years (a)                                      10
(a)The expected option life is based on contractual expiration dates.

If the Company recognized compensation cost for the qualified employee stock options in accordance with SFAS No. 123, the Company's pro forma net loss and net loss per share would have been $(92,863) and $(0.01) in 2002.

Non-Employee Stock Options

On December 1, 2002, the Company issued 80,000 options to a consultant as incentive to enter into a consulting agreement with the Company for a period of one year. The 80,000 options vest quarterly over a period of three years with an exercise price of $.01 per share and a life of ten years from the date of grant. The estimated value of the options granted to the consultant was determined using the Black-Scholes option pricing model and the following assumptions: contractual term of 10 years, a risk free interest rate of 1.64%, a dividend yield of 0% and volatility of 0%. The amount of the expense did not have a material impact on the Company's statement of losses for the period from April 29, 2002 (date of inception) to December 31, 2002.

NOTE G - RELATED PARTY TRANSACTIONS

A Company officer and shareholder advanced $30,000 to the Company as of December 31, 2002. No formal arrangements or repayment terms exist (see Note C).

The Company entered into convertible promissory notes with a Company officer in the amount of $100,000 as of December 31, 2002
(see Note D).

NOTE H - ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities at December 31, 2002 are as follows:

Accounts payable                                              $        29
Accrued salaries                                                   51,100
Accrued vacation                                                    8,530
Payroll liabilities                                                 3,694
Accrued interest                                                      678
Total                                                              64,031

NOTE I - INCOME TAXES

The Company has adopted Financial Accounting Standards No. 109, which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns.

Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant. At December 31, 2002, the Company has available for federal income tax purposes a net operating loss carryforward of approximately $93,000, expiring in the year 2022, that may be used to offset future taxable income. The Company has provided a valuation reserve against the full amount of the net operating loss benefit, since in the opinion of management based upon the earnings history of the Company, it is more likely than not that the benefits will not be realized.

Components of deferred tax assets as of December 31, 2002 are as follows:

Non current:

Net operating loss carryforward                                $    19,870
Valuation allowance                                                (19,870)
Net deferred tax asset                                                   -

NOTE J - LOSSES PER SHARE

The following table presents the computation of basic and diluted losses per share:

                                                                      2002

Loss available for common shareholders                             $   (92,803)
Basic and fully diluted loss per share                                   (0.01)
Weighted average common shares outstanding                           9,919,027

Net loss per share is based upon the weighted average shares of common stock outstanding.

NOTE K - COMMITMENTS  AND CONTINGENCIES

Binding Letter of Intent

In November 2002, the Company entered into a binding Letter of Intent with Qicc, Ltd. ("Qicc") to purchase an exclusive license for a term of five years. The Company is required to pay Qicc $200,000 for the license with an initial payment of $20,000 to be made on January 14, 2003 and nine equal installments of $20,000 on the 14th of each month thereafter until the balance is paid in full. In addition, Qicc is entitled to royalty payments equal to fifteen percent of gross sales.

NOTE L - SUBSEQUENT EVENTS

On January 3, 2003, the Company completed an Agreement and Plan of Exchange ("Agreement") with Traffic Technology, Inc. For accounting purposes, the Company shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. The total purchase price and carrying value of net assets acquired of Traffic Technology, Inc. was $200,000, which will be expensed as organization costs in the period the transaction was consummated (see Note B).

NOTE M - GOING CONCERN MATTERS

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements during the period April 29, 2002 (date of inception) through December 31, 2002, the Company has incurred losses of $92,803. In addition, the Company has a deficiency in stockholder's equity of $82,803 at December 31, 2002. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The Company's existence is dependent upon management's ability to develop profitable operations. Management is devoting substantially all of its efforts to establishing its business and there can be no assurance that Company's efforts will be successful. However, the planned principal operations have not fully commenced and no assurance can be given that management's actions will result in profitable operations or the resolution of its liquidity problems. The accompanying statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

In order to improve the Company's liquidity, the Company is actively pursuing additional equity financing through discussions with investment bankers and private investors. There can be no assurance the Company will be successful in its efforts to secure additional equity financing.

(b)  Pro Forma Financial Information.

Consolidated Pro Forma Unaudited Balance Sheet
as of December 31, 2002                                                 F-15

Consolidated Pro Forma Unaudited Statement of
Losses for the Nine Months ended September 30, 2002                     F-16

Notes to Consolidated Pro Forma Unaudited Financial Statements          F-17

Unaudited Pro Forma Condensed Financial Information

On January 3, 2003, CalbaTech, Inc. ("CalbaTech" or the "Company") completed an Agreement and Plan of Exchange ("Agreement") with Traffic Technology, Inc. ("Traffic"). For accounting purposes, CalbaTech shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. The total purchase price and carrying value of net assets acquired of Traffic Technology, Inc. was $200,000, which will be expensed as organization costs in the period the transaction was consummated.

The Proforma Unaudited Financial Statements have been prepared by management of CalbaTech in order to present consolidated financial position and results of operations of CalbaTech and Traffic as if the acquisition had occurred as of December 31, 2002 for the pro forma condensed balance sheet and to give effect to the acquisition of Traffic, as if the transaction had taken place at January 1, 2002 for the pro forma condensed consolidated statements of losses for the nine months ended September 30, 2002 .

The pro forma information is based on historical financial statements giving effect to the proposed transactions using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The unaudited pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the acquisitions been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical financial statements of CalbaTech (including notes thereto) included in this Form.

Effective with the Agreement, all previously outstanding common stock and options owned by CalbaTech stockholders were exchanged for an aggregate of 9,706,473 shares of Traffic common stock, post a fourteen for one reverse split approved by shareholders. The value of the stock that was issued was the historical cost of Traffic's net tangible assets, which did not differ materially from their fair value. In accordance with Accounting Principles Opinion No. 16, Traffic is the acquiring entity.

                                             Traffic           CalbaTech,     Pro Forma       Pro Forma
                                         Technology, Inc.         Inc.       Adjustments    Consolidated
Current assets:
 Cash and equivalents                   $      1,988           $   26,228      (1,988)(3)    $     26,228
 Accounts receivable, net                     17,667                    -     (17,667)(3)               -
 Deposit                                           -              200,000                         200,000
 Inventory, net                               34,756                    -     (34,756)(3)               -
 Total current assets                         54,411              226,228                         226,228

Property, plant, and equipment, net           11,643                    -     (11,643)(3)               -
Patents, net                                 154,478                    -    (154,478)(3)               -
Other non-current assets                       5,078                    -      (5,078)(3)               -
Total non-current assets                           -                    -                               -
                                             225,610              226,228                         226,228

Current Liabilities:
 Accounts payable and accrued expenses       415,071               64,031    (415,071)(3)          64,031
 Related party payable                             -               30,000                          30,000
 Note payable                                197,479              100,000    (197,479)(3)         100,000
 Total current liabilities                   612,550              194,031                         194,031

Convertible Notes Payable                          -              115,000                         115,000

Stockholders' equity:                                                          97,065(1)
 Common Stock                                142,570               10,000     (10,000)(2)         239,635
                                                                              386,940(3)          386,940
 Additional paid-in-capital                2,087,476                    -  (2,087,476)(2)               -

 Less cost of treasury stock                 (10,935)                                             (10,935)
                                                                              (97,065)(1)
                                                                             (200,000)(2)
                                                                             (308,575)(2)
                                                                             2,606,051(2)
 Deficiency in retained earnings          (2,606,051)            (92,803)                        (698,443)
Total stockholders' equity (deficit)        (386,940)            (82,803)                         (82,803)
                                             225,610             226,228                          226,228




See accompanying notes to the pro forma unaudited consolidated financial
                                     Statements

                                 TRAFFIC TECHNOLOGY, INC.
                CONSOLIDATED PRO FORMA UNAUDITED STATEMENT OF LOSSES
                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002





                                             Traffic           CalbaTech,     Pro Forma       Pro Forma
                                         Technology, Inc.         Inc.       Adjustments    Consolidated

Revenues:
 Net sales                              $       84,478         $        -                   $     84,478
 Cost of sales                                  43,853                  -                         43,853
 Gross profit                                   40,625                  -                         40,625

Operating expenses:
                                                                               97,065(1)
                                                                              200,000(2)
                                                                              308,575(2)
 Selling, general and administrative          372,583             92,125                       1,070,348
Operating expense                             372,583             92,125                       1,070,348
Interest income (expense), net                (15,033)              (678)                        (15,711)
Net loss before taxes                        (346,991)           (92,803)                     (1,045,434)
Provision for income taxes                          -                  -                               -
Net loss                                     (346,991)           (92,803)                     (1,045,434)

Loss per common share                           (0.02)             (0.01)                          (0.10)
(basic and assuming dilution)

Weighted average shares outstanding
Basic and diluted                          14,256,970          9,919,027                      10,906,149




See accompanying notes to the pro forma unaudited consolidated financial statements

                               TRAFFIC TECHNOLOGY, INC.
             NOTES TO CONDENSED PRO FORMA UNAUDITED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Financial Information

The Proforma Unaudited Financial Statements have been prepared in order to present consolidated financial position and results of operations of Traffic Technology, Inc. and CalbaTech, Inc. as if the acquisition had occurred as of December 31, 2002 for the pro forma condensed consolidated balance sheet and to give effect to the acquisition of Traffic Technology, Inc., as if the transaction had taken place at January 1, 2002 for the pro forma condensed consolidated statement of losses for the nine months ended September 30, 2002 .

The following pro forma adjustments are incorporated into the pro forma condensed consolidated balance sheet as of December 31, 2002 and the pro forma condensed consolidated statement of losses for the nine months ended September 30, 2002 .

(1) To record the issuance of 9,706,473 shares of issued and outstanding Traffic common stock in exchange for 9,999,999 shares of issued and outstanding shares of CalbaTech, Inc. common stock.

(2) To record the acquisition of Traffic for cash and note. The significant components of this transaction are:

Common stock retained by Traffic shareholders                  $      11,997

Excess of assets acquired over liabilities assumed                  (211,997)

Total consideration received                                        (200,000)

The excess consideration received has been accounted for as additional paid in capital.

(3) To record the sale and disposition of substantially all of Traffic's assets and liabilities to Patent Technology LLC, an entity controlled by significant shareholders and Directors of
Traffic. The excess of liabilities assumed    over assets disposed
is $ 386,940 and has been recorded as additional paid in capital.